POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

The undersigned Director, Executive Vice President, Annuities of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2016

/s/ Don Civgin
Don Civgin
Director, Executive
Vice President, Annuities

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2016

/s/ James D. DeVries
James D. DeVries
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

The undersigned Director, Vice President, General Counsel and Secretary of Allstate Life Insurance Company constitutes and appoints Don Civgin and Matthew E. Winter and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2016

/s/ Angela K. Fontana
Angela K. Fontana
Director, Vice President,
General Counsel and
Secretary

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

The undersigned Director and President of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2016

/s/ Mary Jane Fortin
Mary Jane Fortin
Director and President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

The undersigned Director, Vice President and Chief Financial Officer of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2016

/s/ Mario Imbarrato
Mario Imbarrato
Director, Vice President and
Chief Financial Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

The undersigned Director and Senior Vice President of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2016

/s/ Wilford J. Kavanaugh
Wilford J. Kavanaugh
Director and Senior
Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2016

/s/ Katherine A. Mabe
Katherine A. Mabe
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

The undersigned Director, Senior Vice President and Chief Risk Officer of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2016

/s/ Harry R. Miller
Harry R. Miller
Director, Senior Vice
President and Chief
Risk Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

The undersigned Director, Senior Group Vice President and Controller of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2016

/s/ Samuel H. Pilch
Samuel H. Pilch
Director, Senior Group
Vice President and
Controller

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2016

/s/ John M. Rhodes
John M. Rhodes
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2016

/s/ Steven E. Shebik
Steven E. Shebik
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2016

/s/ Steven P. Sorenson
Steven P. Sorenson
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

The undersigned Director and Chairman of the Board of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2016

/s/ Thomas J. Wilson
Thomas J. Wilson
Director and Chairman of the Board

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

The undersigned Director and Chief Executive Officer of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2016

/s/ Matthew E. Winter
Matthew E. Winter
Director and Chief
Executive Officer